Exhibit 99(1)

      Amerada Hess Reports Results for the Third Quarter of 2004

    NEW YORK--(BUSINESS WIRE)--Oct. 27, 2004--Amerada Hess Corporation (NYSE:AHC) reported net income of $178 million for the third quarter of 2004 compared with income of $146 million for the third quarter of 2003. The after-tax results by major operating activity in 2004 and 2003 are as follows:

                                        Three months     Nine months
                                            ended           ended
                                        September 30    September 30
                                          (unaudited)     (unaudited)
                                        --------------  --------------
                                         2004    2003    2004    2003
                                         -----   -----   -----   -----
                                        (In millions, except per share
                                                   amounts)
Exploration and production              $ 155   $ 124   $ 544   $ 331
Refining and marketing                     85      89     358     272
Corporate                                 (23)    (25)    (49)    (73)
Interest expense                          (39)    (42)   (112)   (132)
                                         -----   -----   -----   -----
Income from continuing operations         178     146     741     398
Discontinued operations
   Net gains from asset sales               -       -       -     116
   Income from operations                   -       -       7      53
Income from cumulative effect of
 accounting change                          -       -       -       7
                                         -----   -----   -----   -----
Net income                              $ 178   $ 146   $ 748   $ 574
                                         =====   =====   =====   =====
Income per share from continuing
 operations (diluted)                   $1.74   $1.64   $7.27   $4.47
                                         =====   =====   =====   =====
Net income per share (diluted)          $1.74   $1.64   $7.34   $6.45
                                         =====   =====   =====   =====

    Exploration and production earnings were $155 million in the third quarter of 2004 compared with $124 million in the third quarter of 2003. The Corporation's oil and gas production, on a barrel-of-oil equivalent basis, was 323,000 barrels per day in the third quarter of 2004, a decrease of 5% from the third quarter of 2003. In the third quarter of 2004, the Corporation's average worldwide crude oil selling price, including the effect of hedging, was $26.59 per barrel, an increase of $1.94 per barrel from the third quarter of 2003. The Corporation's average United States natural gas selling price, including the effect of hedging, was $4.40 per Mcf in the third quarter of 2004, an increase of $.87 per Mcf from the third quarter of 2003. In the third quarter of 2003, exploration and production earnings included an income tax benefit of $30 million relating to foreign exploration activities.
    Refining and marketing earnings were $85 million in the third quarter of 2004 compared with $89 million in the third quarter of 2003. The decrease is primarily due to lower earnings from energy marketing activities and retail gasoline station operations.
    Capital expenditures in the third quarter of 2004 amounted to $356 million of which $338 million related to exploration and production activities. Capital expenditures in the third quarter of 2003 amounted to $307 million, including $298 million for exploration and production.


            Consolidated Financial Information (unaudited)

                                   Three months        Nine months
                                        ended             ended
                                  ----------------  ------------------
                                    September 30       September 30
                                  ----------------  ------------------
                                    2004     2003      2004      2003
                                   ------   ------   -------   -------
Income Statement Information        (In millions, except per share
----------------------------                   amounts)


Sales and other operating
 revenues                          $3,830   $3,230   $12,120   $10,683
                                   ======   ======   =======   =======

Income from continuing operations $  178   $  146   $   741   $   398
Discontinued operations
  Net gains from asset sales           -        -         -       116
  Income from operations               -        -         7        53
Cumulative effect of accounting
 change                                -        -         -         7
                                   ------   ------   -------   -------
Net income                        $  178   $  146   $   748   $   574
                                   ======   ======   =======   =======
Income per share from continuing
 operations (diluted)             $ 1.74   $ 1.64   $  7.27   $  4.47
                                   ======   ======   =======   =======
Net income per share (diluted)    $ 1.74   $ 1.64   $  7.34   $  6.45
                                   ======   ======   =======   =======
Weighted average number of shares
 (diluted)                         102.4     89.1     101.8      89.1
                                   ======   ======   =======   =======


          AMERADA HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
                   SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)
                              (IN MILLIONS)


                                              Third    Third   Second
                                             Quarter  Quarter  Quarter
                                              2004     2003     2004
Line                                        -------- -------- --------
No.                                            (A)      (B)      (C)
----
    Income Statement
    ----------------
    Revenues and Non-operating Income
  1   Sales and other operating revenues    $ 3,830  $ 3,230  $ 3,803
      Non-operating income
  2     Gain on asset sales                      --       --        3
  3     Equity in income of HOVENSA L.L.C.       75       43       97
  4     Other                                    25       23       33
                                            -------- -------- --------

  5       Total revenues and non-operating
           income                             3,930    3,296    3,936
                                            -------- -------- --------

    Costs and Expenses
  6   Cost of products sold                   2,742    2,194    2,618
  7   Production expenses                       202      207      197
  8   Marketing expenses                        186      171      174
      Exploration expenses, including dry
  9    holes and lease impairment                64       59       63
 10   Other operating expenses                   52       44       47
 11   General and administrative expenses        81       70       96
 12   Interest expense                           62       73       60
 13   Depreciation, depletion and
       amortization                             230      253      239
                                            -------- -------- --------

 14       Total costs and expenses            3,619    3,071    3,494
                                            -------- -------- --------

 15   Income from continuing operations
       before income taxes                      311      225      442
 16   Provision for income taxes                133       79      161
                                            -------- -------- --------

 17   Income from continuing operations         178      146      281

 18   Discontinued operations                    --       --        7
                                            -------- -------- --------

 19   Net income                            $   178  $   146  $   288
                                            ======== ======== ========

 20   Preferred stock dividends                  12       --       12
                                            -------- -------- --------

 21   Net income applicable to common
       stockholders                         $   166  $   146  $   276
                                            ======== ======== ========

    Segment Earnings Analysis
    -------------------------
 22   Exploration and production            $   155  $   124  $   182
 23   Refining and marketing                     85       89      160
 24   Corporate                                 (23)     (25)     (24)
 25   Interest expense                          (39)     (42)     (37)
                                            -------- -------- --------

 26   Income from continuing operations         178      146      281
 27   Discontinued operations                    --       --        7
                                            -------- -------- --------

 28   Net income                            $   178  $   146  $   288
                                            ======== ======== ========

 29 Net Cash Provided by Operating
     Activities (*)                         $   817  $    99  $   438
    ------------------------------          ======== ======== ========

    Capital Expenditures
    --------------------
 30   Exploration and production            $   338  $   298  $   357
 31   Refining and marketing                     18        9       15
                                            -------- -------- --------

 32       Total capital expenditures        $   356  $   307  $   372
                                            ======== ======== ========

    At End of Period
    ----------------
 33   Total debt                            $ 3,836  $ 4,490  $ 3,889
                                            ======== ======== ========

 34   Stockholders' equity                  $ 5,261  $ 4,714  $ 5,567
                                            ======== ======== ========

        (*) Includes changes in working capital.


          AMERADA HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
                   SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)
                               (IN MILLIONS)

                                                      Nine Months
                                                 ---------------------

 Line                                                 2004       2003
                                                 ---------- ----------
 No.  Income Statement                               (A)        (B)
 ---- ----------------
       Revenues and Non-operating Income
   1      Sales and other operating revenues     $  12,120  $  10,683
          Non-operating income
   2        Gain on asset sales                         23         39
   3        Equity in income of HOVENSA L.L.C.         223        108
   4        Other                                       63         42
                                                 ---------- ----------

   5             Total revenues and non-
                  operating income                  12,429     10,872
                                                 ---------- ----------

      Costs and Expenses
   6      Cost of products sold                      8,650      7,423
   7      Production expenses                          586        589
   8      Marketing expenses                           537        508
   9      Exploration expenses, including dry
           holes and lease impairment                  204        253
  10      Other operating expenses                     147        144
  11      General and administrative expenses          253        252
  12      Interest expense                             179        224
  13      Depreciation, depletion and
           amortization                                695        799
                                                 ---------- ----------

  14             Total costs and expenses           11,251     10,192
                                                 ---------- ----------

  15      Income from continuing operations
           before income taxes                       1,178        680
  16      Provision for income taxes                   437        282
                                                 ---------- ----------

  17      Income from continuing operations            741        398

  18      Discontinued operations                        7        169
  19      Cumulative effect of change in
           accounting principle, net                    --          7
                                                 ---------- ----------

  20      Net income                             $     748  $     574
                                                 ========== ==========

  21      Preferred stock dividends                     36         --
                                                 ---------- ----------

  22      Net income applicable to common
           stockholders                          $     712  $     574
                                                 ========== ==========

  23  Net Cash Provided by Operating
       Activities (*)                            $   1,649  $   1,159
      ------------------------------             ========== ==========

      Capital Expenditures
      --------------------
  24      Exploration and production             $   1,047  $     958
  25      Refining and marketing                        45         57
                                                 ---------- ----------

  26             Total capital expenditures      $   1,092  $   1,015
                                                 ========== ==========

                                                   September  December
                                                      30         31
                                                     2004       2003
                                                 ---------- ----------
      Balance Sheet Information
      -------------------------
  27      Current assets                         $   4,007  $   3,186
  28      Investments                                1,230      1,095
  29      Property, plant and equipment - net        8,274      7,978
  30      Other assets                               2,224      1,724
                                                 ---------- ----------

  31             Total assets                    $  15,735  $  13,983
                                                 ========== ==========

  32      Current portion of long-term debt      $      50  $      73
  33      Other current liabilities                  4,512      2,596
  34      Long-term debt                             3,786      3,868
  35      Deferred liabilities and credits           2,126      2,106
  36      Stockholders' equity excluding other
           comprehensive income (loss)               6,423      5,690
  37      Accumulated other comprehensive
           income (loss)                            (1,162)      (350)
                                                 ---------- ----------

  38             Total liabilities and
                  stockholders' equity           $  15,735  $  13,983
                                                 ========== ==========


        (*) Includes changes in working capital.


        AMERADA HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
                      SUPPLEMENTAL OPERATING DATA
           (IN THOUSANDS, EXCEPT FOR AVERAGE SELLING PRICES)

                                                Third   Third  Second
                                               Quarter Quarter Quarter
                                                 2004    2003    2004
                                                ------  ------  ------
 Line                                            (A)     (B)     (C)
 No.  Operating Data
 ---- --------------
        Net Production Per Day
        ----------------------
          Crude oil - barrels
   1        United States                          44      41      41
   2        United Kingdom                         66      78      77
   3        Equatorial Guinea                      28      21      27
   4        Norway                                 23      22      27
   5        Algeria                                22      23      24
   6        Denmark                                20      24      23
   7        Gabon                                  12      11      11
   8        Azerbaijan                              2       2       2
   9        Indonesia                              --      --       1
                                                ------  ------  ------

  10                    Total                     217     222     233
                                                ======  ======  ======

          Natural gas liquids - barrels
  11        United States                          12      12      12
  12        United Kingdom                          5       4       4
  13        Norway                                  1       1       1
  14        Indonesia and Thailand                  2       2       1
                                                ------  ------  ------

  15                    Total                      20      19      18
                                                ======  ======  ======

          Natural gas  - mcf
  16        United States                         164     216     160
  17        United Kingdom                        224     262     306
  18        Norway                                 25      24      27
  19        Denmark                                21      30      25
  20        Indonesia and Thailand                 82      59      83
                                                ------  ------  ------

  21                    Total                     516     591     601
                                                ======  ======  ======

  22      Barrels of oil equivalent               323     339     351
                                                ======  ======  ======


        Average Selling Price (including
         hedging)
        --------------------------------
          Crude oil - per barrel
  23        United States                      $28.26  $24.33  $25.27
  24        Foreign                             26.16   24.72   25.87

          Natural gas liquids - per barrel
  25        United States                      $31.73  $22.00  $26.33
  26        Foreign                             29.04   23.33   29.21

          Natural gas  - per mcf
  27        United States                      $ 4.40  $ 3.53  $ 5.23
  28        Foreign                              3.65    2.54    3.54

        Marketing and Refining -
        ------------------------
          Barrels Per Day
          ---------------
  29      Refined products sold                   394     390     404
                                                ======  ======  ======

  30      Refinery runs (net)                     240     241     244
                                                ======  ======  ======


        AMERADA HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
                      SUPPLEMENTAL OPERATING DATA
           (IN THOUSANDS, EXCEPT FOR AVERAGE SELLING PRICES)

                                                         Nine Months
                                                       ---------------
                                                         2004    2003
                                                        ------  ------
 Line                                                    (A)     (B)
 No.  Operating Data
 ---- --------------
         Net Production Per Day
         ----------------------
            Crude oil - barrels
   1           United States                               41      45
   2           United Kingdom                              74      92
   3           Equatorial Guinea                           26      24
   4           Norway                                      26      23
   5           Algeria                                     22      19
   6           Denmark                                     22      24
   7           Gabon                                       12      10
   8           Azerbaijan                                   2       2
   9           Indonesia                                   --       2
  10           Colombia                                    --       4
                                                        ------  ------

  11                       Total                          225     245
                                                        ======  ======

            Natural gas liquids - barrels
  12           United States                               12      11
  13           United Kingdom                               5       6
  14           Norway                                       1       1
  15           Indonesia and Thailand                       2       2
                                                        ------  ------

  16                       Total                           20      20
                                                        ======  ======

            Natural gas  - mcf
  17           United States                              169     266
  18           United Kingdom                             271     303
  19           Norway                                      27      26
  20           Denmark                                     23      31
  21           Indonesia and Thailand                      85      54
                                                        ------  ------

  22                       Total                          575     680
                                                        ======  ======

  23        Barrels of oil equivalent (*)                 340     378
                                                        ======  ======


         Average Selling Price (including hedging)
         -----------------------------------------
            Crude oil - per barrel
  24           United States                           $26.41  $23.97
  25           Foreign                                  26.41   24.79

            Natural gas liquids - per barrel
  26           United States                           $28.03  $23.64
  27           Foreign                                  26.98   22.95

            Natural gas  - per mcf
  28           United States                           $ 4.95  $ 4.03
  29           Foreign                                   3.80    2.73

         Marketing and Refining -
         ------------------------
            Barrels Per Day
            ---------------

  30        Refined products sold                         427     417
                                                        ======  ======

  31        Refinery runs (net)                           244     218
                                                        ======  ======


        (*) Includes production from properties classified as discontinued operations of 17 thousand barrels of oil equivalent per day in the first nine months of 2003.

    CONTACT: Amerada Hess Corporation
             J.R. Wilson, 212-536-8940